UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                          January 14, 1997


                    Southern National Corporation
       (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                             56-0939887
(State of incorporation)          (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (910) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 11 pages. The sequential numbering of the pages is indicated in the lower center.

ITEM 5. OTHER EVENTS
       The purpose of this Current Report on Form 8-K is to file Southern National Corporation's Quarterly Performance Summary for the fourth quarter of 1996, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX
Exhibit 99.1       Quarterly Performance Summary issued January 14, 1997

January 14, 1997



FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                   MEDIA
B. Gloyden Stewart, Jr.  Scott E. Reed                     Bob Denham
Senior Vice President    Senior Executive Vice President   Vice President
Investor Relations       Chief Financial Officer           Public Relations
(919) 246-4219           (910) 733-3088                    (910) 733-2202


Southern National reports record earnings for 1996

     WINSTON-SALEM, N.C. -- Southern National Corporation (NYSE:SNB) reported today that it had record 1996 earnings of $283.7 million compared to 1995 earnings of $186.3 million, an increase of 52.2%. On a fully diluted per share basis, Southern National earned $2.54, a 56.8% increase over 1995 earnings of $1.62 per share. For the fourth quarter, Southern National earned $79.7 million, or $.72 per fully diluted share, compared to $72.3 million, or $.63 earned in the fourth quarter of 1995. These earnings include the impact of a special, one-time assessment that affected all financial institutions with deposits insured by the Savings Association Insurance Fund. Southern National's assessment, which totaled approximately $33 million on a pre-tax basis, was recorded in the third quarter.

     Excluding the impact of this deposit insurance assessment, Southern National earned $304.9 million for the year, an increase of 16.1% over $262.7 million of recurring earnings for 1995. On a fully diluted per share basis, Southern National earned $2.73, compared to $2.29 recorded in the prior year, an increase of 19.2%. Southern National's earnings for the year resulted in a return on average assets of 1.48% and a return on average common equity of 18.51%.

     "We are extremely pleased with our 1996 results," said Chairman and Chief Executive Officer John A. Allison. "We have been fortunate to accomplish all our strategic objectives during the year. First among these objectives, we wanted to achieve the revenue growth and efficiencies available from the 1995 merger of equals between Southern National and BB&T. On a recurring basis, noninterest income increased 24.5% during 1996 and the efficiency ratio improved to 53.5%, which places Southern National in the top quartile of bank holding companies. Second, we hoped to create greater BB&T brand identity. This was accomplished by a major advertising program which has proved to be successful, as awareness of the BB&T name has increased approximately 50% during the year.
MORE

Third, we wanted to restructure our branch distribution system. Through the implementation of an aggressive sales process, the number of households using five or more services increased 16% in 1996, and we have improved efficiency by reducing the number of branch locations from 531 at the time of the merger to 419 at year-end 1996. Fourth, we have worked to develop alternative distribution systems for our products and services. Our call center will open this fall. Our PC-based home banking product (BB&T OnLine) was introduced system-wide in the fourth quarter. We have contracts for 225 off-site ATMs to provide more customer convenience. Our loan-by-phone system is operating and we have successfully developed an integrated small business lending process.

     "An additional strategic objective was to acquire high-quality banks, thrifts and financial services companies in our market area. On September 1, 1996, we consummated the acquisition of Regional Acceptance, a rapidly growing auto finance operation. Four high-performance insurance agencies with combined premiums of $65 million were also acquired. We agreed to merge with Fidelity Financial Bankshares Corporation, a high-quality $321 million thrift in Richmond, Virginia. This acquisition should be completed in early March.

     "On November 4, 1996, Southern National and United Carolina Bancshares Corporation jointly announced the signing of an agreement to merge. This in-market merger will create the largest financial institution in the Carolinas and the 30th largest bank holding company in the nation. The combined institution will have more than $25 billion in total assets and will give Southern National the largest share of deposits in North Carolina, at approximately 20%, and the third largest share of deposits in South Carolina, at 11%. The merger is expected to be completed in the second quarter of 1997 and is subject to approval by the shareholders of both companies as well as by federal and state bank regulatory authorities.

     "The most exciting outcome of our merger of equals has probably been the reaction of investors. In the two year period since our shareholders voted to support the merger, our stock price has more than doubled, increasing from $17.75 to $36.25, or 104%."

     Southern National, with $21.2 billion in consolidated assets at December 31, 1996, is the parent company of Branch Banking and Trust Company (BB&T) and presently has the second largest share of deposits in North Carolina and the third largest in South Carolina. Through its subsidiaries in the Carolinas and Virginia, Southern National currently operates 419 banking offices in 218 cities and towns.

     The common stock of Southern National Corporation is traded on the New York Stock Exchange under the symbol SNB. The stock closed at $35.38 on January 13.

#

     Southern National's news releases are available at no charge through PR Newswire's Company News On-Call facsimile service. For a menu of Southern National's news releases or to retrieve a specific release call 800-758-5804, extension 809325.

 QUARTERLY PERFORMANCE SUMMARY                                               B. Gloyden Stewart, Jr.
 Southern National Corporation  (NYSE:SNB)                                   Senior Vice President            (919) 246-4219
 Page 3                                                                      Investor Relations               (919) 246-4871

                                                             For the Three Months Ended           Increase / (Decrease)
(Dollars in thousands, except per share data)                12/31/96          12/31/95             $                %
INCOME STATEMENT

 Interest income - taxable equivalent                   $        421,277     $     411,433  $          9,844               2.4 %
 Interest expense                                                197,993           207,333            (9,340)             (4.5)

 Net interest income - taxable equivalent                        223,284           204,100            19,184               9.4

 Less: Taxable equivalent adjustment                               9,326             8,611               715               8.3

  Net interest income                                            213,958           195,489            18,469               9.4

 Provision for loan & lease losses                                15,500            11,317             4,183              37.0

  Net interest income after provision for
    loan & lease losses                                          198,458           184,172            14,286               7.8

 Noninterest income                                               80,394            62,078            18,316              29.5
 Noninterest expense                                             163,204           141,319            21,885              15.5

 Income before income taxes                                      115,648           104,931            10,717              10.2
 Provision for income taxes                                       35,968            32,650             3,318              10.2

  Net income                                           $          79,680    $       72,281             7,399              10.2 %

PER SHARE DATA

 Primary earnings                                      $             .72  $            .64  $            .08              12.5 %
 Fully diluted earnings                                              .72               .63               .09              14.3

 Weighted average shares -     Primary                       111,322,206       110,551,176
                               Fully diluted                 111,393,144       114,895,400
 Dividends paid on common shares                       $             .27  $            .23  $            .04              17.4 %
PERFORMANCE RATIOS

 Return on average assets                                           1.51 %            1.39 %
 Return on average common equity                                   18.54             17.50
 Return on average total equity                                    18.54             17.06
 Net yield on earning assets (taxable equivalent)                   4.52              4.17
 Efficiency (taxable equivalent) *                                  54.0              51.8


                                                             For the Twelve Months Ended          Increase / (Decrease)
(Dollars in thousands, except per share data)                12/31/96          12/31/95             $                %
INCOME STATEMENT

 Interest income - taxable equivalent                  $       1,640,801  $      1,609,147  $         31,654               2.0 %
 Interest expense                                                778,120           813,942           (35,822)             (4.4)

 Net interest income - taxable equivalent                        862,681           795,205            67,476               8.5

 Less: Taxable equivalent adjustment                              34,188            32,535             1,653               5.1

  Net interest income                                            828,493           762,670            65,823               8.6

 Provision for loan & lease losses                                53,661            34,632            19,029              54.9

  Net interest income after provision for
    loan & lease losses                                          774,832           728,038            46,794               6.4

 Noninterest income                                              297,389           230,994            66,395              28.7
 Noninterest expense                                             654,053           681,228           (27,175)             (4.0)

 Income before income taxes                                      418,168           277,804           140,364              50.5
 Provision for income taxes                                      134,504            91,463            43,041              47.1

  Net income                                           $         283,664  $        186,341  $         97,323              52.2 %

PER SHARE DATA

 Primary earnings                                      $            2.56  $           1.65  $            .91              55.2 %
 Fully diluted earnings                                             2.54              1.62               .92              56.8

 Weighted average shares -     Primary                       110,486,127       109,776,710
                               Fully diluted                 111,836,200       114,801,843
 Dividends paid on common shares                       $            1.00  $            .86  $            .14              16.3 %

PERFORMANCE RATIOS

 Return on average assets                                           1.38 %             .91 %
 Return on average common equity                                   17.21             11.84
 Return on average total equity                                    17.09             11.62
 Net yield on earning assets (taxable equivalent)                   4.45              4.14
 Efficiency (taxable equivalent) *                                  53.5              55.2


NOTES:  Applicable ratios are annualized.
        * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.

 QUARTERLY PERFORMANCE SUMMARY                                               B. Gloyden Stewart, Jr.
 Southern National Corporation  (NYSE:SNB)                                   Senior Vice President            (919) 246-4219
 Page 4                                                                      Investor Relations               (919) 246-4871

                                                               For the Twelve Months Ended             Increase / (Decrease)
(Dollars in thousands, except per share data)                  12/31/96          12/31/95              $                   %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

 Interest income - taxable equivalent                  $       1,640,801  $      1,609,147  $         31,654               2.0 %
 Interest expense                                                778,120           813,942           (35,822)             (4.4)

 Net interest income - taxable equivalent                        862,681           795,205            67,476               8.5

 Less: Taxable equivalent adjustment                              34,188            32,535             1,653               5.1

  Net interest income                                            828,493           762,670            65,823               8.6

 Provision for loan & lease losses                                53,661            34,632            19,029              54.9

  Net interest income after provision for
    loan & lease losses                                          774,832           728,038            46,794               6.4

 Noninterest income                                              297,389           238,957            58,432              24.5
 Noninterest expense                                             621,028           573,741            47,287               8.2

 Income before income taxes                                      451,193           393,254            57,939              14.7
 Provision for income taxes                                      146,246           130,582            15,664              12.0

  Net income excluding nonrecurring items                        304,947           262,672            42,275              16.1
  Nonrecurring items, net of tax                                  21,283            76,331           (55,048)            (72.1)

  Net income                                           $         283,664  $        186,341  $         97,323              52.2 %

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

 Primary earnings                                      $            2.75  $           2.35  $            .40              17.0 %
 Fully diluted earnings                                             2.73              2.29               .44              19.2
 Weighted average shares -     Primary                       110,486,127       109,776,710
                               Fully diluted                 111,836,200       114,801,843
 Dividends paid on common shares                       $            1.00  $            .86  $            .14              16.3 %

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

 Return on average assets                                           1.48 %            1.29 %
 Return on average common equity                                   18.51             16.83
 Return on average total equity                                    18.38             16.39
 Net yield on earning assets (taxable equivalent)                   4.45              4.14
 Efficiency (taxable equivalent) *                                  53.5              55.2

                                                               As of / For the Twelve Months Ended    Increase / (Decrease)
(Dollars in thousands)                                         12/31/96          12/31/95             $                  %
SELECTED BALANCE SHEET DATA

 End of period balances

 Securities, at carrying value**                       $       5,261,507  $      5,355,313  $        (93,806)             (1.8) %
 Loans & leases**                                             14,584,064        13,951,991           632,073               4.5
 Allowance for loan & lease losses                               183,932           175,588             8,344               4.8
 Other earning assets                                             20,986           120,149           (99,163)            (82.5)

  Total earning assets                                        19,846,501        19,376,273           470,228               2.4

  Total assets                                                21,246,562        20,636,430           610,132               3.0

 Noninterest-bearing deposits                                  1,990,415         1,885,725           104,690               5.6
 Interest-bearing deposits                                    12,963,499        12,798,331           165,168               1.3

  Total deposits                                              14,953,914        14,684,056           269,858               1.8

 Short-term borrowed funds                                     2,263,303         2,595,416          (332,113)            (12.8)
 Long-term debt                                                2,051,767         1,383,935           667,832              48.3

  Total interest-bearing liabilities                          17,278,569        16,777,682           500,887               3.0

 Common equity                                                 1,729,169         1,641,279            87,890               5.4
 Preferred equity                                                     --            70,063           (70,063)           (100.0)
  Total shareholders' equity                           $       1,729,169  $      1,711,342  $         17,827               1.0 %

 Average balances

 Securities, at amortized cost**                       $       5,175,119  $      5,405,773  $       (230,654)             (4.3) %
 Loans & leases**                                             14,190,985        13,768,629           422,356               3.1
 Other earning assets                                             13,631            44,384           (30,753)            (69.3)

  Total earning assets                                        19,379,735        19,218,786           160,949                .8

  Total assets                                                20,574,070        20,403,870           170,200                .8

 Noninterest-bearing deposits                                  1,857,207         1,745,827           111,380               6.4
 Interest-bearing deposits                                    12,920,330        12,505,349           414,981               3.3

  Total deposits                                              14,777,537        14,251,176           526,361               3.7

 Short-term borrowed funds                                     2,011,565         3,148,179        (1,136,614)            (36.1)
 Long-term debt                                                1,858,569         1,127,575           730,994              64.8

  Total interest-bearing liabilities                          16,790,464        16,781,103             9,361                .1

 Common equity                                                 1,644,376         1,530,684           113,692               7.4
 Preferred equity                                                 15,159            72,345           (57,186)            (79.0)
  Total shareholders' equity                           $       1,659,535  $      1,603,029  $         56,506               3.5 %

NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
        Applicable ratios are annualized.
        * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.
        ** Balances reflect the securitization of $1.2 billion of loans during 1995 and 1996. The increase in end of period loans, excluding the impact of these securitizations, was 10.1%. Average loan growth, excluding the impact of the securitizations, was 7.9%.

 QUARTERLY PERFORMANCE SUMMARY                                               B. Gloyden Stewart, Jr.
 Southern National Corporation  (NYSE:SNB)                                   Senior Vice President            (919) 246-4219
 Page 5                                                                      Investor Relations               (919) 246-4871

                                                                           As of / For the Quarter Ended
(Dollars in thousands, except per share data)
                                          12/31/96            9/30/96           6/30/96           3/31/96           12/31/95
INCOME STATEMENT

 Interest income - taxable equivalent

 Interest & fees on loans & leases  $        327,724   $         323,363  $        323,747  $        318,967  $        325,960
 Interest & dividends on securities           93,399              90,269            81,971            80,590            84,711
 Interest on short-term investments              154                 218               155               244               762
  Total interest income - taxable
    equivalent                               421,277             413,850           405,873           399,801           411,433

 Interest expense

 Interest on deposits                        142,900             144,489           136,870           140,488           142,056
 Interest on short-term borrowed fund         24,334              24,594            27,472            29,536            44,446
 Interest on long-term debt                   30,759              28,842            25,762            22,074            20,831
  Total interest expense                     197,993             197,925           190,104           192,098           207,333

 Net interest income - taxable
   equivalent                                223,284             215,925           215,769           207,703           204,100

 Less: Taxable equivalent adjustment           9,326               8,348             8,446             8,068             8,611

  Net interest income                        213,958             207,577           207,323           199,635           195,489

 Provision for loan & lease losses            15,500              13,500            13,261            11,400            11,317

  Net interest income after provision for
   loan & lease losses                       198,458             194,077           194,062           188,235           184,172

 Noninterest income

 Service charges on deposits                  28,223              27,340            26,804            25,214            23,459
 Mortgage banking activities                   9,518               6,992             8,542             9,300             7,827
 Trust income                                  6,008               5,963             6,166             4,674             5,151
 Agency insurance commissions                  6,038               5,549             4,577             6,189             3,815
 Other insurance commissions                   3,072               2,943             2,566             2,608             2,770
 Other nondeposit fees & commissions          17,941              17,780            17,491            15,623            13,658
 Securities gains (losses), net                2,663                 705             (154)               (8)               131
 Other income                                  6,931               7,650             7,092             5,389             5,267
  Total noninterest income                    80,394              74,922            73,084            68,989            62,078

 Noninterest expense

 Personnel expense                            77,086              74,599            75,787            74,911            70,615
 Occupancy & equipment expense                26,629              26,750            25,091            25,124            24,634
 Federal deposit insurance expense               --               36,293             3,172             3,355             4,114
 Foreclosed property expense                     646                 214               348               744               910
 Amortization of intangibles                   4,275               2,482             2,792             3,230             2,817
 Other noninterest expense                    54,568              47,396            46,281            42,280            38,229
  Total noninterest expense                  163,204             187,734           153,471           149,644           141,319

 Income before income taxes                  115,648              81,265           113,675           107,580           104,931
 Provision for income taxes                   35,968              25,299            37,508            35,729            32,650

  Net income                        $         79,680   $          55,966  $         76,167  $         71,851  $         72,281


PER SHARE DATA

 Primary earnings                   $            .72   $             .50  $            .69  $            .66  $            .64
 Fully diluted earnings                          .72                 .50               .68               .64               .63
 Dividends paid on common shares                 .27                 .27               .23               .23               .23
 Book value per common share                   15.82               15.18             14.82             14.68             15.04

NOTE: Net income, excluding nonrecurring items, was $77.2 million, or $.70 per fully diluted share, for the third quarter of 1996.

 QUARTERLY PERFORMANCE SUMMARY                                               B. Gloyden Stewart, Jr.
 Southern National Corporation  (NYSE:SNB)                                   Senior Vice President            (919) 246-4219
 Page 6                                                                      Investor Relations               (919) 246-4871

                                                                           As of / For the Quarter Ended
(Dollars in thousands)                   12/31/96            9/30/96           6/30/96           3/31/96           12/31/95
SELECTED BALANCE SHEET DATA

 End of period balances

 Securities, at carrying value      $      5,261,507   $       5,616,726  $      5,261,852  $      4,835,082  $      5,355,313
 Loans & leases                           14,584,064          14,110,996        14,143,518        14,209,510        13,951,991
 Allowance for loan & lease losses           183,932             184,203           181,269           178,885           175,588
 Other earning assets                         20,986               7,862            22,209            12,608           120,149
  Total earning assets                    19,846,501          19,754,062        19,482,208        19,058,784        19,376,273

  Total assets                            21,246,562          21,096,557        20,719,452        20,328,588        20,636,430

 Noninterest-bearing deposits              1,990,415           2,039,356         1,946,849         1,995,143         1,885,725
 Interest-bearing deposits                12,963,499          12,979,056        13,043,835        13,168,170        12,798,331
  Total deposits                          14,953,914          15,018,412        14,990,684        15,163,313        14,684,056

 Short-term borrowed funds                 2,263,303           2,095,282         1,906,065         1,676,998         2,595,416
 Long-term debt                            2,051,767           2,050,211         1,955,559         1,603,346         1,383,935
  Total interest-bearing liabilities      17,278,569          17,124,549        16,905,459        16,448,514        16,777,682

 Common equity                             1,729,169           1,656,806         1,619,030         1,602,601         1,641,279
 Preferred equity                                --                  --                --                --             70,063
  Total shareholders' equity               1,729,169           1,656,806         1,619,030         1,602,601         1,711,342

 Goodwill                                     54,409              38,596            38,681            39,948            41,252
 Core deposit & other intangibles              9,003               7,312             7,700             7,809             8,278
  Total intangibles                           63,412              45,908            46,381            47,757            49,530

  Mortgage servicing rights                   37,074              35,549            29,786            21,786            18,265

  Negative goodwill                           39,172              40,732            42,291            43,851            45,410

 Average balances

 Securities, at amortized cost      $      5,408,963   $       5,353,806  $      4,975,231  $      4,957,943  $      5,321,514
 Loans & leases                           14,326,427          14,145,593        14,269,580        14,021,351        14,051,563
 Other earning assets                         11,213              14,983            10,780            17,560            52,218
  Total earning assets                    19,746,603          19,514,382        19,255,591        18,996,854        19,425,295

  Total assets                            21,031,881          20,703,073        20,400,678        20,154,199        20,579,829

 Noninterest-bearing deposits              1,927,944           1,853,529         1,848,295         1,798,323         1,889,603
 Interest-bearing deposits                13,090,127          13,139,545        12,741,060        12,706,314        12,332,095
  Total deposits                          15,018,071          14,993,074        14,589,355        14,504,637        14,221,698

 Short-term borrowed funds                 1,881,838           1,823,310         2,129,143         2,215,462         3,029,962
 Long-term debt                            2,161,321           1,977,109         1,779,639         1,511,577         1,376,756
  Total interest-bearing liabilities      17,133,286          16,939,964        16,649,842        16,433,353        16,738,813

 Common equity                             1,709,689           1,642,720         1,631,951         1,592,447         1,610,440
 Preferred equity                                --                  --                --             60,967            70,176
  Total shareholders' equity               1,709,689           1,642,720         1,631,951         1,653,414         1,680,616

RISK-BASED CAPITAL

 Risk-based capital:
  Tier 1                            $      1,666,481   $       1,622,634  $      1,606,263  $      1,555,932  $      1,630,645
  Total                                    2,093,143           2,050,123         2,022,831         1,714,575         1,785,681
 Risk-based capital ratios:
  Tier 1                                        11.7 %              11.3 %            11.9 %            12.3 %            13.2 %
  Total                                         14.7                14.3              15.0              13.5              14.4
 Leverage capital ratio                          8.0                 7.9               7.9               7.7               7.9

PERFORMANCE RATIOS

 Return on average assets                       1.51 %              1.08 %            1.50 %            1.43 %            1.39 %
 Return on average common equity               18.54               13.55             18.77             17.99             17.50
 Return on average total equity                18.54               13.55             18.77             17.48             17.06
 Net yield on earning assets (taxable
   equivalent)                                  4.52                4.42              4.49              4.38              4.17
 Efficiency (taxable equivalent) *              54.0                53.3              53.0              53.8              51.8
 Equity as a percentage of total assets
  end of period                                  8.1                 7.9               7.8               7.9               8.3
 Average earning assets as a percentage
  of average total assets                       93.9                94.3              94.4              94.3              94.4
 Average loans & leases as a percentage
  of average deposits                           95.4                94.3              97.8              96.7              98.8

NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
        Applicable ratios are annualized.
        * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.

 QUARTERLY PERFORMANCE SUMMARY                                               B. Gloyden Stewart, Jr.
 Southern National Corporation  (NYSE:SNB)                                   Senior Vice President            (919) 246-4219
 Page 7                                                                      Investor Relations               (919) 246-4871

                                                                           As of / For the Quarter Ended
(Dollars in thousands, except per share data)
                                          12/31/96            9/30/96           6/30/96           3/31/96           12/31/95
ASSET QUALITY ANALYSIS

 Allowance For Loan & Lease Losses
  Beginning balance                 $        184,203   $         181,269  $        178,885  $        175,588  $        177,149
  Provision for loan & lease losses           15,500              13,500            13,261            11,400            11,317
  Charge-offs                                (19,159)            (15,014)          (14,150)          (11,161)          (15,713)
  Recoveries                                   3,388               4,448             3,273             3,058             2,835
   Ending balance                   $        183,932   $         184,203  $        181,269  $        178,885  $        175,588

 Nonperforming Assets
  Nonaccrual loans & leases         $         64,430   $          63,088  $         68,014  $         69,473  $         66,198
  Foreclosed real estate                       9,023               7,166             4,926             4,938             6,868
  Other foreclosed property                    9,752               8,609             7,426             6,336             6,784
   Nonperforming assets             $         83,205   $          78,863  $         80,366  $         80,747  $         79,850

 Asset Quality Ratios
  Nonaccrual loans & leases as a
   percentage of total loans & leases            .44 %               .45 %             .48 %             .49 %             .47 %
  Nonperforming assets as a percentage of:
   Total assets                                  .39                 .37               .39               .40               .39
   Loans & leases plus
    foreclosed property                          .57                 .56               .57               .57               .57
  Net charge-offs as a percentage of
   average loans & leases                        .44                 .30               .31               .23               .36
  Allowance for loan & lease losses as
   a percentage of loans & leases               1.26                1.31              1.28              1.26              1.26
  Ratio of allowance for loan & lease losses to:
   Net charge-offs                              2.93 x              4.38 x            4.19 x            5.49 x            3.44 x
   Nonaccrual loans & leases                    2.85                2.92              2.67              2.57              2.65

MEMO ITEMS

 Unrealized appreciation (depreciation) on
  securities available for sale,
    net of tax                      $         11,809  $          (11,736)  $       (33,614)  $        (1,088)  $        31,167
 Common stock prices (daily close):
                               High            36.75               33.88             31.75             29.75             27.00
                                Low            33.38               28.63             28.88             25.88             25.63
                      End of period            36.25               33.25             31.75             27.75             26.25
 Weighted average shares -  Primary      111,322,206         110,841,221       110,944,393       108,334,659       110,551,176
                      Fully diluted      111,393,144         111,013,052       111,230,630       112,109,898       114,895,400
 End of period shares outstanding        109,297,489         109,112,010       109,224,753       109,137,735       109,151,655
 End of period banking offices                   419                 425               432               437               441


                                                          As of / For the Twelve Months Ended         Increase / (Decrease)
(Dollars in thousands)                                       12/31/96          12/31/95             $                    %
 Allowance For Loan & Lease Losses
  Beginning balance                                    $         175,588  $        174,102  $          1,486                .9 %
  Provision for loan & lease losses                               53,661            34,632            19,029              54.9
  Charge-offs                                                    (59,484)          (44,727)           14,757              33.0
  Recoveries                                                      14,167            11,581             2,586              22.3
   Ending balance                                      $         183,932  $        175,588  $          8,344               4.8 %
 Asset Quality Ratios
  Net charge-offs as a percentage of
   average loans & leases                                            .32 %             .24 %
  Ratio of allowance for loan & lease losses to
   net charge-offs                                                  4.06 x            5.30 x

NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
        Applicable ratios are annualized.

 QUARTERLY PERFORMANCE SUMMARY                                               B. Gloyden Stewart, Jr.
 Southern National Corporation  (NYSE:SNB)                                   Senior Vice President            (919) 246-4219
 Page 8                                                                      Investor Relations               (919) 246-4871

                                                                       For the Quarter Ended
                                         12/31/96            9/30/96           6/30/96           3/31/96           12/31/95
INTEREST YIELDS/RATES (Taxable equivalent)

 Interest income:
 Securities*                                    6.91 %              6.74 %            6.63 %            6.54 %            6.32 %
 Loans & leases                                 9.11                9.10              9.13              9.15              9.20
 Other earning assets                           5.46                5.79              5.78              5.59              5.79

  Total earning assets*                         8.50                8.45              8.48              8.46              8.40

 Interest expense:
 Interest-bearing deposits                      4.34                4.37              4.32              4.45              4.57
 Short-term borrowed funds                      5.14                5.37              5.19              5.36              5.82
 Long-term debt                                 5.66                5.80              5.82              5.87              6.00

  Total interest-bearing liabilities            4.60                4.65              4.59              4.70              4.91

 Net yield on earning assets                    4.52 %              4.42 %            4.49 %            4.38 %            4.17 %

NOTE:*Yields calculated based on securities at amortized cost.


                                                                                        As of
(Dollars in thousands)                                                                 12/31/96
DERIVATIVES: INTEREST RATE SWAPS
                                                             Notional             Receive              Pay            Unrealized
 Type                                                         Amount               Rate                Rate         Gains (Losses)

 Receive fixed swaps                                     $       485,000              6.60 %            5.50 %  $        6,698
 Pay fixed swaps                                                 304,114              5.50              5.43               (25)
 Basis swaps                                                     250,000              5.53              5.51            (1,251)
 Floors                                                          105,000                --                --               353

 Total                                                    $    1,144,114              6.02 %            5.48 %  $        5,775

                                                                               One Year           One to            After
 Contractual Maturity Schedule                                Total            or Less          Five Years        Five Years

 Receive fixed swaps                                      $      485,000     $      35,000    $      200,000    $      250,000
 Pay fixed swaps                                                 304,114            15,485           284,337             4,292
 Basis swaps                                                     250,000                --           250,000                --
 Floors                                                          105,000                --           105,000                --

 Total                                                    $    1,144,114     $      50,485    $      839,337    $      254,292

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOUTHERN NATIONAL CORPORATION
                                                  (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                              Sherry A. Kellett
                                 Executive Vice President and Controller
                                      (Principal Accounting Officer)

Date:  January 14, 1997